Sigma-Aldrich Corporation Creating Differentiation Through Innovation March 2009 Exhibit 99.1

Cautionary Statement
Our presentation today will include forward looking statements about the Company’s future performance, goals, strategic actions and initiatives and similar intentions and beliefs, including expectations for sales and earnings cash flow, debt levels, share repurchases and return on equity, assumptions regarding Company operations, investments and acquisitions and conditions in the markets the Company serves.  While we believe that these expectations are based on reasonable assumptions, such statements are subject to risks and uncertainties including, among others, certain economic, political and technological factors and we can give no assurance that the expectations will be achieved. Actual results may differ materially from those stated or implied during this meeting or contained in other Company communications due to, but not limited to, such factors as (1)  declining economic global conditions, (2) changes in pricing and the competitive environment and the global demand for our products, (3)
fluctuations in foreign currency exchange rates, (4) changes in research funding and the success of research and development activities, (5)
dependence on uninterrupted manufacturing operations, (6) changes in the regulatory environment in which the Company operates, (7)  changes in worldwide tax rates or tax benefits from domestic and international operations, including the matters described in Note 9 to the Consolidated
Financial Statements - Income Taxes - in the Company’s Form 10-K report for the year ended December 31, 2008, (8) exposure to litigation, including product liability claims, (9) the ability to maintain adequate quality standards, (10) reliance on third party package delivery services,
(11) the impact of acquisitions and success in integrating and obtaining projected results from the acquisitions, (12) other changes in the business environment in which the Company operates, and (13) the outcome of the matters described in Note 10 to the Consolidated Financial Statement-
Contingent Liabilities and Commitments-in the Company’s Form 10-K report for the year ended December 31, 2008. The Company does not undertake any obligation to update the  matters covered in this presentation.
With over 60% of sales denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company’s controllable, local currency performance.  While able to report historical currency impacts, the Company is unable to estimate changes that may occur in applicable rates of exchange later in 2009 and thereafter. Thus, we are unable to provide GAAP growth rates for such future periods as required by Regulation G adopted by the Securities and Exchange Commission. Any significant changes in currency exchange rates would likely have a significant impact on our reported growth rates due to the volume of our sales denominated in foreign currencies.
The Company also uses both GAAP and adjusted sales, income and process improvement savings amounts and comparisons to reflect what it believes is ongoing and/or comparable operating results excluding currency impacts and the sales benefit from acquisitions. The Company excludes these other items in judging its historical performance and in assessing its expected future performance and believes this non-GAAP information is useful to investors as well.  The Company considers currency-adjusted growth and adjusted income only in conjunction with, and not apart from, comparable GAAP financial information.

Sigma-Aldrich Corporation Creating Differentiation Through Innovation Jai Nagarkatti, President and Chief Executive Officer Sigma-Aldrich Corporation Creating Differentiation Through Innovation

Agenda
• Our presentation will cover –
- Overview
• Creating differentiation through innovation to meet changing customer needs and markets
- Financial review and outlook
• Building on a performance driven culture
- Business performance
• Initiatives within each unit and function
- Summary
• Putting it all together
Our Mission: Accelerating Customers’ Success Through
Leadership in Life Science, High Technology and Service

Creating Differentiation Through Innovation
Building on a Solid Foundation
Unrivalled Scientific Knowledge
Unrivalled Scientific Knowledge
Shared Principles
& Objectives
Shared Principles
& Objectives
Proven Track
Record
Proven Track
Record
Focused on
Profitable Growth
&
Value Creation
Focused on
Profitable Growth
&
Value Creation
STRATEGY
EXECUTION
CULTURE
COMPETENCY

Market Factors and
Customer Requirements are Changing
Global Issues
Diversified portfolio makes Sigma-Aldrich
recession resistant
Focused on enabling breakthrough life
science research to improve quality of life
Expand global footprint to address demand
for products and services in emerging
economies
Enable researchers to combine the science of
predictive medicine with genetic testing to
develop personalized preventive medicine
Focus on providing products to reduce carbon
footprint – advanced materials for alternative
energy, nanotechnology, Green chemistry to
reduce or eliminate use or generation of
hazardous substances
The “Green Movement”
Personalized medicine focus
Demographic population
center shift (eastward)
An aging population
Economic uncertainty
Sigma-Aldrich Position
We Are Uniquely Positioned to Respond to Changing Requirements

We are Uniquely Positioned for Value Creation
• Industry leader in life science and high technology
research
• Top 10 global fine chemical manufacturer
• Diversified products, geographically balanced customers and end markets
• History of profitable growth with strong cash flow
• Strong balance sheet
• Track record of execution
Positioned for Sustainable, Profitable Growth

EQUIP-
MENT
BIOCHEMICAL ANALYTICAL ORGANIC
Broad Capabilities
With Room for Growth
SIGMA-ALDRICH
LIFE TECHNOLOGIES
THERMO-FISHER
G.E. HEALTHCARE
WACO
MILLIPORE
QIAGEN
BECTON DICKINSON
VWR
MERCK
Lab
Equip.
Biochem
Specialties
Anti-
bodies
Cell
Signaling
Molecular
Biology
Cell
Biology
Chroma-
tography
Columns
Analytical
Reagents
Hitech
Materials
Organic
Specialties
Lab
Essentials
& Solvents
Enabling Research Across Multiple Disciplines
Proteomics

MANUFACTURING
MFG. AND
SOURCING
A Major and Growing Player in the
Large Global Fine Chemical Market
SAFC
BASF
EVONIK
DSM
LONZA
COVIDIEN
NPIL
ALBEMARLE
SIEGFRIED
DISHMAN
Hitech Biosciences Pharma
Supply Solutions
Top 10 Supplier in $55B Market

Our Products Support
Diverse Markets and Applications
High Technology
• Advanced materials, alternative energy, electronic chemicals
Life Science
• Pharmaceutical, diagnostic, biotech
Broadest Range of Capabilities vs. Competitors
25%
High
Technology
25%
High
Technology
75%
Life
Science
75%
Life
Science
2000: $1.1 billion sales
30%
High
Technology
30%
High
Technology
70%
Life
Science
70%
Life
Science
2008: $2.2 billion sales

Expanding Product Portfolio
70,000
(40,000
manufactured)
15,000
Chemicals
Products – 85,000
(# of products)
Greater than 50% Growth in Products Offered Since 2000
100,000
(46,000
manufactured)
30,000
Laboratory equipment items
Products – 130,000
(# of products)
2000
2008

Broad & Expanding Customer Base
Pharmaceutical, Diagnostics, Biotechnology Companies
Chemical & Allied Industrial Companies
Customers – 60,000 accounts
Total sales $1.1 billion
(% of 2000 total sales)
40%
30%
10%
20%
2000
Customers – 88,000 accounts
Total sales $2.2 billion
(% of 2008 total sales)
Universities, Government, Not-for-Profit Organizations
Hospitals & Commercial Laboratories
35%
26%
8%
31%
Moving Toward a Balanced Customer Base
2008

Offices in 37 countries
(% of 2008 total sales)
35%
43%
22%
Expanding Global Reach
United States CAPLA (Canada, Asia Pacific, Latin America)
Offices in 33 countries
(% of 2000 total sales)
Europe
45%
40%
15%
2008: A Global Partner for Global Companies
2000
2008

Goals and Results: 2006-2008
Five Key Initiatives Launched to Drive Growth
• Building on our customer-
centric approach
• Expanding in faster growing
markets
• Building on Internet
superiority
• Leveraging process
improvement
• Investing in long term growth
Delivered on All Initiatives

Building On Our Customer-Centric Approach
• Business unit structure aligned to meet customer needs
• Account management efforts expanded to serve 28,000 new
customers worldwide
• Sales contacts enhanced
to support customers’
requirements
47% Increase in Accounts Served During the Last Three Years

Expanding in Faster-Growing Markets
• Initial focus in Brazil, China and India
achieved combined growth of 15%
• Enhanced Latin American
go-to-market focus produced
>20% growth
• Increased presence in Asia
- Enhanced selling and distribution
infrastructure in Singapore
- New office in Vietnam
On Track to Achieve 25% Revenue from CAPLA by 2010

Building on Internet Superiority
• Expanded business-to-business
e-commerce hook-ups
- More than a million unique
visitors monthly
- 700,000 new registrations
• Added high value contextual
search applications
- Ingenuity
- Your Favorite Gene
42% of Research Sales Through E-Commerce Channels & Growing

Leveraging Process Improvement
• A key activity to support growth
and profitability
• Global Supply Chain (GSC)
initiatives to improve procurement,
manage inventories and enhance
customer service – pre-tax
benefit $35 - $45 million per year
expected by 2012
Greater Than $100 Million in Total Savings Delivered in Past 7 Years

Investing for Long-Term Growth
• 6 acquisitions & 140 new licensing
agreements
• New partnerships for platform
technologies and products
- Sangamo BioSciences
- Atlas Antibodies
• Expansions for fine chemicals
capabilities
- Madison - high potency cytotoxic products
- Israel – large scale cGMP/fermentation
- St. Louis – conjugation/biologics
manufacturing
Supplementing Organic Growth Through Multiple Approaches

20 Creating Differentiation Through Innovation Looking Forward: 2009-2011 New Activities to Exceed Market Growth

Looking Forward: 2009-2011
• Accelerate efforts on 2005 strategic plan initiatives
- Streamline the global supply chain
- Continue Research Biotech focus
- Build on success of
SAFC Supply Solutions
- Pursue opportunities in
faster-growing geographies
Build on Successes

22 Looking Forward: 2009-2011 • Elevate performance to meet high goals - Further enable web strategies - Refine selection and integration of new technologies Continuous Improvement to Deliver Value

Looking Forward: 2009-2011
• Create differentiation through innovation
- Add a New Ventures Group
- Create novel products,
services, technologies and
business models
- Increase market differentiation
with breakthroughs in customer
value creation
Explore and Test Viable New Options for Profitable Growth

24 Looking Forward: 2009 and Beyond • Performance expectations - Double digit sales growth – beyond 2009 - Improved margins - Maintain ROE >20% Deliver on Our Commitments

25 Our Management Team

Sigma-Aldrich Corporation Creating Differentiation Through Innovation Rakesh Sachdev, Vice President & Chief Financial Officer

27 We Are a High Performance Company • Sigma-Aldrich is - A Fortune 1,000 company - #882 in sales • Of 40 chemical companies #39 in sales #1 in margins #2 in return on assets

28 2008 Financial Highlights • Sales: $2.2 Billion - 8% reported growth; 5% organic growth • EPS-Diluted: $2.65 - 13% growth Record Year for Sales and Earnings

2008 Sales Performance in a Difficult Global Economy
12 Months ended December 31, 2008
REPORTED
CURRENCY
IMPACT
ACQUISITION
ADJUSTED
(ORGANIC)
RESEARCH ESSENTIALS
RESEARCH SPECIALTIES
RESEARCH BIOTECH
RESEARCH CHEMICALS
SAFC
TOTAL
7.7%
2.8%
-%
4.9%
9.4
3.0
-
6.4
10.0
3.0
-
7.0
9.1
2.9
-
6.2
5.2
2.0
0.7
2.5
7.9% 2.7% 0.2% 5.0%
Each of Our Customer-Centric Business Units Contributed to Growth

All Geographic Regions Grew in 2008
12 Months ended December 31, 2008
REPORTED
CURRENCY
IMPACT
ACQUISITION
ADJUSTED
(ORGANIC)
U.S.
EUROPE
CAPLA
TOTAL
5.4%
-%
0.1%
5.3%
8.6
4.8 0.2 3.6
11.9
3.1 0.3 8.5
7.9% 2.7%
0.2%
5.0%
BRIC Countries Growth Continued in Double-Digits

P&L Highlights - 2008 vs. Prior Year
Actual vs. 2007
Sales $2,201 $162
Gross Profit 1,130       94
% Sales 51.3%    0.5%
SG&A 562          (45)
R&D 64            (5)
Operating Income 504          44
% Sales 22.9%    0.4%
Interest, net 14            (8)
Pretax $490 $52
% Sales 22.2%    0.7%
Strong Growth in Profits and Margins Year Over Year

32 2004 2005 2006 2007 2008 5 Year Sales Growth Exceeded 10% CAGR Target 1,409 1,667 1,798 2,039 2,201 1.5 2.0 2.5 We’ve Achieved Strong Top Line Growth

While Managing Margins Through The Growth Period
2004 2008
19% 19%
81%
1
2
28% 28%
72%
22.6% 22.9%
OP Margins
$1.4
$2.2
SAFC
SAFC
RESEARCH
RESEARCH RESEARCH
Strong Operating Margins Held While SAFC Grew,
Largely Through Acquisitions

34 Producing Strong Operating Income Growth 2004 2005 2006 2007 2008 319 361 403 460 504 300 400 500 Since 2004 We’ve Added about $200M in Operating Profits From $800M in Added Revenues

1.67
1.88
2.05
2.34
2.65
1.00
2.00
3.00
Generating Solid Returns for Our Investors
Strong Operating Performance Combined With Share
Repurchases Have Resulted in Steady EPS Growth
2004 2005 2006 2007
2008

Continuing to Generate Strong Free Cash Flow
2008
$ 342
99
(55)
18
404
(90)
$ 314
Net Income
Free Cash Flow
Net Cash from Operations
Less Capital Expenditures
Other
Changes in Working Capital*
Depreciation & Amortization
2007
$ 311
98
(9)
17
417
(78)
$ 339
*Accounts Receivable + Inventory – Accounts Payable
In 2008 We Invested in Short-term and Long-term Growth

Selected Balance Sheet Data – Strong Position
2008
2007
CASH
TOTAL DEBT
$252M
$238M
729M
538M
DEBT TO CAPITAL
34.6%
25.0%
*Accounts Receivable + Inventory - Payables
Year End
Higher Net Debt in 2008 from Share
Repurchases Expected to Reduce in 2009
AVG. WORKING CAPITAL
(% OF SALES)
36.7%
37.9%
WORKING CAPITAL* 817M
799M

We’ve Consistently Exceeded Our 20% ROE Goal
Shareholder returns:
• Repurchased shares for $421
million in 2008
• Returned $65 million to
shareholders through dividends
in 2008
• Continue earning trust through our
performance
ROE Remains One of Our Long-term Management Incentive Metrics

39 0.34 0.38 0.42 0.46 0.52 0.20 0.30 0.40 2004 2005 2006 2007 2008 0.50 Our Dividend Growth Has Been Consistent Dividends: • $65 million in cash dividends for 2008 Fairly Unique in Our Industry 0.60

Relative Return to Shareholders
$100.00
$199.97
$131.86
$106.99
$113.36
$140.88
$156.23
$0.00
$50.00
$100.00
$150.00
$200.00
$250.00
2003 2004 2005 2006 2007 2008 28-Feb
SIAL PEER GROUP Nasdaq 100 S&P 500 DJIA
SIAL Exceeded Market Performance

2009 Outlook
• Current uncertainty in global markets reduces
future visibility
• Demand from some key markets may decline in 2009
• Currency expected to reduce growth by approximately 7%
with exchange rates at current levels
• New program launches, global sales initiatives and market
share gains should help achieve low single-digit organic
sales growth
• Stimulus and stem cell initiatives could increase
expectations
Uncertain Market Conditions

2009 Outlook
• Product portfolio provides resiliency
• 70% of business tied to research
- Moderate growth in current climate
• 30% tied to manufacturing
- Temporarily challenged
• Potential to expand margins despite
currency headwind
- Supply chain improvement initiatives
- Cost management
- Strategic pricing
• Future margin expansion
- Portfolio enhancement
- Asset utilization
Modest Resilience to Recessionary Pressures

Key Financial Metrics for 2009
Sales Growth
DRIVERS
•
Life Science & High Technology Markets
•
Emerging Markets
•
E-Commerce Sales
•
New Technologies
Operating Income
•
Global Supply Chain Initiative
•
Procurement Initiatives
•
Product Line Analysis
•
Cost Management
•
Strategic Pricing
Free Cash Flow
•
Working Capital Management
•
Capital Investments
•
Tax Efficiency

Sigma-Aldrich
Fostering a Performance-Driven Culture
• Management incentives tied to key financial metrics
- Near-term performance
• Sales growth, operating income, free cash flow, individual goals
- Long-term performance
• Sales growth, ROE
• Management ownership requirement
- ¼ - 3 times annual base salary
- ~600 people

Management Investment
Management Share Ownership (12-31-08)
SENIOR
MGMT.
GROUP
DIRECTOR/
MGR. GROUP
BOARD OF
DIRECTORS
TOTAL
TOTAL SHAREHOLDING
REQUIREMENT (MILLIONS)
VALUE OF
SIGMA-ALDRICH
HOLDINGS (MILLIONS)
EQUIVALENT NUMBER OF
SHARES HELD (THOUSANDS)
$2.5
$11.4
$0.6
$24.5
$4.4
$20.0
$2.2
$45.1
101
474
52
1,064
EXECUTIVE &
KEY MGMT.
GROUP
$10.0
$18.5
437
Managers are Owners

46 2009 Guidance Organic Revenue Growth Reported EPS Free Cash Flow Low single digits At or above 2008 > $300M Guiding at or Above 2008 Performance Despite Strong Currency Headwind

47 Sigma-Aldrich Investment Thesis • Robust business model– even in a downturn • Demonstrated historical performance • Able to fund significant growth Well Positioned for the Future

Sigma-Aldrich Corporation Creating Differentiation Through Innovation Frank Wicks, President, Research Essentials & Research Specialties

Research Essentials/Specialties
Research
Specialties
38%
($824M) Research Essentials
19%
($421M)
SAFC
28%
($624M)
Research Biotech
15%
($332M)
Business
Units
Customer
Types
Driving
Forces
Research
Essentials
Economic
Buyers
Relationship
Selling
Research
Specialties
Lab
Scientists
Transactional
Selling
Research
Biotechnology
Life
Scientists
Innovation
SAFC
Project &
Development
Managers
Customer
Intimacy
More Than 50% of SIAL Revenues Come from Essentials/Specialties

Research Essentials/Specialties
Market Overview
• Market
- Size - $5.0 billion
- Sigma-Aldrich share – 20-25%
• Customer requirements
- Low transaction costs
- Simple and transparent
order process
- Easy to locate products
- Product quality, availability
and rapid delivery
• Competitors
- A few large competitors
- Numerous specialized and localized competitors
We are the Leader

Research Essentials/Specialties
Business Unit Overviews
• 110,000 products
• $1.2 billion in sales
• Research Essentials – competitive pricing
• Research Specialties – high margin, largely sold at catalog price
• Broad customer base - >1 million end users
• Number one in many markets
• Catalogs and Internet are key
Our Core Business

Research Essentials/Specialties
Mission
• Essentials
- Profitable growth by gaining market share and sustaining
margins through account management
• Specialties
- Profitable above market sales growth through innovative new product introduction, service and technical support
Quality, Reliability and Service Drives Customer Loyalty

Research Essentials/Specialties
Strategy
• Expand geographically
• Maximize components of our
pricing strategy
• Target marketing across
customers, regions and products
• Provide innovative new products
and differentiated services
Strategies for Profitable Growth

Research Essentials/Specialties
Translating Strategy into Actions
• Expand geographically
- Expand using virtual subsidiary
concept
- SAP implementation in South Korea
- Expand current distribution
capabilities in India and China
- Targeted marketing to areas of
opportunity specific to emerging
markets (e.g. environmental, plant
biotechnology)
Global Footprint – Key Strategic Advantage

Research Essentials/Specialties
Translating Strategy into Actions
• Targeted marketing and pricing
- Maximize strategic pricing in market segments and local markets
- Leverage our over 1 million customer contacts through direct mail and email campaigns
- Marketing and sales alignment – integration with field sales team
- Industry-leading catalogs still valued in this electronic age
- Create web content in specific areas of interest
Taking Advantage of Our Global Customer Contact

Research Essentials/Specialties Customer Contact
Our Firepower: Print
2.5 Million Catalogs In Circulation; 1 Million Plus Customer List
Global Coverage
• 1 M catalogs/year
• 3 M newsletters, 30 issues/year
Hitting the Target
• >1 M names with up-to-date profiles
• Directed to specified “communities”
Being Effective
• Well-recognized titles
• Execution discipline
• Managed feedback: 660K processed

Research Essentials/Specialties
Translating Strategy into Actions
• Provide innovation through products and services
- Adding over 3,000 new products
- Expanding business development activities
- Analytical – no “me too” technologies
• Ascentis Express – new stationary phase HPLC
• Radiello
®
- environmental monitoring
• HybridSPE – precipitation technology
- Chemistry – diversification beyond pharma
- Biochemistry – high value proteins and enzymes
Innovation is a Driver

Research Essentials/Specialties
2008 Results and Outlook
• RE – 4.9% sales growth
(currency adjusted)
• RS – 6.4% sales growth
(currency adjusted)
• Key Drivers
- International expansion –
CAPLA 8.5% growth
- Price
- Targeted marketing
- New services and products
• 2009 revenue outlook –
low to mid single digit growth
Delivered Above Target Growth

Sigma-Aldrich Corporation Creating Differentiation Through Innovation Dave Smoller, President, Research Biotech

Research Biotech
Research
Specialties
38%
($824M) Research Essentials
19%
($421M)
SAFC
28%
($624M)
Research Biotech
15%
($332M)
Business
Units
Customer
Types
Driving
Forces
Research
Essentials
Economic
Buyers
Relationship
Selling
Research
Specialties
Lab
Scientists
Transactional
Selling
Research
Biotechnology
Life
Scientists
Innovation
SAFC
Project &
Development
Managers
Customer
Intimacy
Innovative Life Science Products

Research Biotech
Market Overview
• Market
- Size – >$5.0 billion
- SIAL share  >5%
• Customer requirements
- Technology and solution-oriented products
- Data associated with products
- Technical sales and support
• Competitors
- GE Healthcare; Life Technologies; Millipore; Qiagen; Techne
- Smaller Niche Players:  Santa Cruz; CST; 400 antibody companies
Continued Investment in Technology

Continually Expand Technology Portfolio
Over 200 R&D Scientists
Research Biotech
Business Unit Overview
• 20,000 products
• $330 million sales
• Product innovation and
ease of use key
• E-Knowledge
• Intellectual property portfolio key
• R&D capabilities essential
• Leverage products into new areas
of research
- Cell-based assays
- Transgenics
- Regenerative medicine
Cell Biology
Custom Products (Genosys)
Molecular Biology
Proteomics
16%
18%
20%
46%

Research Biotech
Our Mission
•
A key challenge
for researchers
is to understand the dynamics of
the complex molecular
interactions within a cell.
•
Our Mission
is to be a leading
destination place for life science
researchers to access deep
biological information and
market leading products to help
solve their biological questions.
Provide Innovation Solutions
Pathway Map

Research Biotech
Strategy
• Achieve consistent double-digit sales growth
• Acquire new biologically rich content products
• Leverage
portfolio of biologically rich content
products, services and information
• Enable customers to achieve an even deeper
understanding of biology
Lead with Breakthrough Products

Research Biotech
Translating Strategy to Actions
• Add biologically rich content
- Antibodies
- RNAi
- Zinc Fingers
- Small Molecules
• Leverage that content into
premium products and
new markets
- Immunoassays
- Cell based assays
- Transgenics
Market Share Growth and Expansion

Add Biological Rich Content Products
• Added over 8,000 antibodies
in 2008
• Added over 3,800 Prestige
Antibodies through our exclusive
partnership with Atlas Antibodies
and the Human Proteome Resource
• Over 500 experimental images for
each Prestige antibody
• All available through our YFG
search engine
Research Biotech
Increase Biologically Rich Content Products-Antibodies

Research Biotech
Increase Biologically Rich Content Products-RNAi/Zinc Fingers
RNAi-gene silencing
ZFNs-gene editing
• New Era in Science: understanding gene function requires
technology
- Understanding the function of genes and other parts of the genome is known as functional genomics
- 30,000 genes most with unknown function
- Tools emerging to help understand the function of genes

Smad3 shRNA rescues responses of
satellite cells in old niche in vivo!
Morgan E. Carlson, et al. NATURE | Vol
454 | 24 July 2008
IHC demonstrating muscle regeneration
Control fRFP
We can see
fluorescence in
the lung
Research Biotech
RNAi
In vivo

69 Targeted and Efficient Genomic Scissors Research Biotech Zinc Fingers - Gene Modification Ultimate Gene Silencing Correction, Disruption, Insertion

Research Biotech
Potential to Expand into Multi-Billion Dollar Markets
Protein production
HTP screening
Stem cells
Cell based assays
In vitro toxicology
Cell Line
Engineering
ZFNs
Animal models of
human disease
Protein production
in animals
Toxicology
Transgenic
Animals
Plant
Agriculture
Targeted Genome Editing
Many Applications in Research

Research Biotech
Multiple Gene Knockout in Mammalian Cells
Wild
type
cells
GS
-/-
GS
ZFNs
WT GS
-/-
GS
GS = glutamine synthetase
GS
-/-
DHFR
-/-
DHFR
ZFNs
DHFR
GS
b-Tubulin
2KO
DHFR = dihydrofolate reductase
GS
-/-
DHFR
-/-
Fut8
-/-
Fut8
ZFNs
WT,  no F-LCA
WT,    + F-LCA
14C1,  + F-LCA (+1/+4)
_____
35F2,  + F-LCA (D4/D5)
FUT8 = a1,6-fucosyltransferase
Targeted Gene Knockout
Technology is Here Today

72 Research Biotech Leverage Zinc Fingers to Understand Regenerative Medicine Targeted Gene Integration (e.g. Zinc Fingers Differentiate Cells) Technology is Here Today

73 Drive Awareness of New Products with Scientific Content on the Web Research Biotech Knowledge Based Search Improves Customer Experience

Doubled Growth Rate in 2008
Research Biotech
2008 Results and Outlook
• 7.0% sales growth (currency adjusted)
• Key drivers
- Strong growth in all product initiatives
• Cell signaling, functional genomics, proteomics
- Slower growth in custom products
- Exited custom peptide business
- Launched gene editing program –
zinc finger nucleases
- 2009 revenue outlook –
mid single digit growth

Sigma-Aldrich Corporation Creating Differentiation Through Innovation Gerrit van den Dool, Vice President, Sales

Research Sales
Research
Specialties
38%
($824M) Research Essentials
19%
($421M)
SAFC
28%
($624M)
Research Biotech
15%
($332M)
Business
Units
Customer
Types
Driving
Forces
Research
Essentials
Economic
Buyers
Relationship
Selling
Research
Specialties
Lab
Scientists
Transactional
Selling
Research
Biotechnology
Life
Scientists
Innovation
SAFC
Project &
Development
Managers
Customer
Intimacy
Comprehensive Approach for Our Customers

Research Sales
Sales Organization & Approach
• Printed catalog
• Internet
• Telephone selling
- Inbound: tech & customer services
- Outbound: tele-account management
• Field sales
- Relationship: account management
- Consultative: sales specialists (research biotech, analytical)
- White coat: expert (innovative, compound management)
One Million Individual Customers Worldwide in Over 88,000 Accounts

Research Sales
2008 Results
• Pharmaceutical, diagnostics,
biotechnology companies
- Growth: modest
- Drivers: cost savings, outsourcing
service solutions
• Chemical and allied industrial
companies
- Growth: modest
- Drivers: application solutions
• Academia, non-profit organizations,
government
- Growth: stronger
- Drivers: product innovation, presence
Broad and Differentiated Customer Base
Pharma, Diagnostics, Biotech
Chemical & Industrial
Academic & Government
Hospitals/Physicians, Service/Testing
2008 Research Sales Growth
(organic) – 6.2%
25%
36%
10%
29%

Research Sales
Goals and Initiatives
Accelerate – Elevate – Innovate
• Sales and marketing alignment
- Integration with BU marketing
• Increase number of customer contacts
- Increase telephone activity
- Sales analytics
• Price effectiveness
• Drive e-solutions and integration
• Focus on custom products and solutions
• Focused and differentiated sales activity on academia and industry
• Higher level of account management and contracting
• Expand activity in innovative technologies
Leverage Differentiated Selling Approach

Sigma-Aldrich Corporation Creating Differentiation Through Innovation Gilles Cottier, President, SAFC

SAFC
Business
Units
Customer
Types
Driving
Forces
Research
Essentials
Economic
Buyers
Relationship
Selling
Research
Specialties
Lab
Scientists
Transactional
Selling
Research
Biotechnology
Life
Scientists
Innovation
SAFC
Project &
Development
Managers
Customer
Intimacy
Innovative Solutions For Commercial Customers
Research
Specialties
38%
($824M) Research Essentials
19%
($421M)
SAFC
28%
($624M)
Research Biotech
15%
($332M)

SAFC
Fine Chemical Market Overview
• Market
- Size – $55 billion
- SIAL – Top 10 player
• Customer requirements
- Products from stock: quality, availability, price
- Made-to-order: on-time, on quantity, on quality, solution provider
- Vendor consolidation, cost reduction
- Supply chain transparency, flight to quality
- Supplier financial stability
• Competitors
- Fragmented market – many small, medium and large players
- Economic downturn challenges survival of weakest players
Changing Market Conditions Provide Opportunities and Challenges

SAFC
Business Unit Overview
1990
1990
2000
2000
2004
2004
2005
2005
2006
2006
2007
2007
2008
2008
Fine Chemicals
Division
Organized
Fine Chemicals
Division
Organized
Operational
Improvements
Operational
Improvements
2000 Strategic
Plan
2005
Strategic
Plan
2005
Strategic
Plan
JRH &
Proligo
Acquired
JRH &
Proligo
Acquired
SAFC Brand
Launch
Ultrafine
& Tetrionics
Acquired
Ultrafine
& Tetrionics
Acquired
Iropharm &
Pharmorphix
Acquired
Iropharm &
Pharmorphix
Acquired
Epichem &
MMB
Acquired
Epichem &
MMB
Acquired
SAFC Revenue Tripled to $600M in Five Years

84 SAFC Project Pipeline Pharmaceuticals and Biopharmaceuticals Pipeline Getting Stronger

SAFC
Distinct Advantages Over Competitors
• A financially robust partner
• Well-established breadth of capabilities
- Increasingly important
• Beyond acting “just” as a CMO
• Security of supply chain
• Quality solutions for evolving industry needs
• Global infrastructure
A Trusted Partner with Complete Transparency

SAFC
Value Drivers
• SAFC Pharma
- Complex custom development &
manufacturing
- Small molecule API and biologics
- Technical expertise
- Industry-leading project
management
• SAFC Biosciences
- Critical raw materials for cell culture
manufacturing
- Sera and supplements
- Custom media development and
manufacturing services–
development through
commercialization
• SAFC Supply Solutions
- Broad range of raw materials
- Customized raw materials and flexible
service
- Compliance and quality support
• SAFC Hitech
- Collaborative chemistry services
enabling future technology
- Collaborative research to introduce
new materials
- Process development and scale-up
- Commercial-scale manufacturing
World Class Chemistry and Biochemistry Support
for Development Through Commercial Phases
18%
25%
46%
11%

SAFC
• Mission
- Firmly establish our position as a top 10 player in the fine chemicals market while enhancing returns
• Strategy
- Take complete SAFC capabilities offering to large life science customers
- Leverage our quality leadership position
- Address unique and evolving supply chain needs of customers
- Expand in faster growing, emerging markets
- Improve profitability through renewed efforts in plant process improvements and in-sourcing initiatives
Gain Market Share in High Growth Segments
by Exceeding Customer Expectations

SAFC Biosciences
Growth Opportunities and Tactics
• Focus on supplying cell culture-based
critical raw materials
- Increase customer intimacy
- Capture more early-stage clinical
projects to feed late-stage potential
- Capitalize on disposable solution
product breadth
- Develop and optimize state-of-the-art
media services
- Assist customers with supply chain
management and customized solutions
World’s Largest Media Supplier

SAFC Pharma
Growth Opportunities and Tactics
• Focus on complex and niche
technologies
- High-potent APIs and bioconjugation
- Viral drug products
- Animal- or plant-sourced APIs
- Bacterial and fungal fermentation
- Solid-state chemistry
- Chiral separations
- Focus on late stage compounds
- Leverage technical expertise to large life
science customers
- Continue to meet highest and evolving
quality standards in the industry
Technical Expertise in Complex Custom Development and Manufacturing

SAFC Supply Solutions
Growth Opportunities and Tactics
• Target market segments with
enhanced quality and
customized solutions
- New customer segment offers
- Supply chain enhancements
- Enhanced quality profile
- Pricing effectiveness
- Resource and train personnel in
faster growing markets
Customized and Flexible Service

SAFC Hitech
Growth Opportunities and Tactics
• Focus on collaborative chemistry
services enabling future technology
for performance materials
- Compound semiconductor markets
- Silicon semiconductors
- Large-area displays
- Photovoltaics
- Nanotechnology
Collaborative Research Expertise

SAFC
2008 Results
• 3.2% Sales Growth (currency adjusted)
• Key drivers
- Continued strong performance of Supply Solutions
- Weakness in European Pharma segment
- Double-digit growth in Hitech segment
- Performance improving in Biosciences segment
Deteriorating Market Conditions Toward Year-End 2008

SAFC
2009 Goals and Initiatives
Sales Growth Expectation:  Low Single Digits
• Accelerate
- Build on success of SAFC Supply Solutions
- Continue investment in growth areas
• HPAPI, viral particles
• Elevate
- Intensify improvement efforts on SAFC margin to industry leading position
- Selectively increase prices
• Innovate
- Leverage our combined offer to our largest customers
- Launch new quality initiatives
Seize Opportunities in the Economic Uncertainty

Sigma-Aldrich Corporation Creating Differentiation Through Innovation David Julien, President, Supply Chain

95 Global Supply Chain 2009 & Beyond Planning Centers of Excellence Logistics Quality Control Manufacturing Product Portfolio Management Packaging An Integrated Effort Procurement

• Global Integration
- Organization
- Supply chain governance
- Metrics
- Systems (SAP)
• People
- New capabilities & expertise
• Processes
- Complexity reduction
- Flexibility
- Risk reduction
REDUCED COSTS
REDUCED WORKING CAPITAL
IMPROVED SERVICE
SUPPORT REVENUE GROWTH
Just starting down the road!
Just starting down the road!
Global Supply Chain
Project Goals
Themes are the Same

Global Supply Chain
Progress 2008
• Procurement and planning
- Global organization
• Manufacturing, QC and packaging
- Harmonizing, global teams
• Product portfolio
- Eliminating overlaps
• Logistics and freight
- Global management
• Systems and harmonization
- Projects established
Stage 1:
Functional
Focus
Stage 2:
Internal
Integration
Stage 3:
External
Integration
Stage 4:
Cross-
Enterprise
Collaboration
and
Optimization
Operational Maturity
Supply Chain Maturity Model
LOW MATURITY
PRACTICES
HIGH MATURITY
PRACTICES
We are Ahead of Schedule

Global Supply Chain
Process Improvement
2008 RESULTS
• Inventory management 7.3 to 7.0 months on hand
• Supply chain savings $7 million
• Process improvement savings $15 million
• Service rates improved slightly over 2007
• Safety improved over 2007
2009 TARGETS
• Inventory management <7.0 months on hand
• Supply chain savings >$15 million
• Process improvement savings $15 million
• Service rates to be maintained or improved from 2008
• Safety improved from 2008

Global Supply Chain
2009 Efforts
• Accelerate
- Procurement
- Planning
• Elevate
- Product portfolio
optimization
- Centers of excellence
• Innovate
- Customer solutions
Achieve Short- and Long-Term Benefits

Global Supply Chain
Accelerate Procurement Review
• Centralizing under one global
organization
• Increasing savings target by
$10 million total
• Increasing target on recurring
direct and indirect costs
by $5M
• Adding professional headcount
• Spend analysis tool for
indirects
Continue 2008 Success
2008
10% of indirect spend more
vigorously managed
2009
45% of indirect spend more
vigorously managed
Spend Addressed
Future Opportunity
Spend Addressed
Future Opportunity

Global Supply Chain
Accelerate Planning
• Centralizing planning function
• Refining inventory approval process
• Reducing cycle time
• Pulling forward projects into 2009 from
2010/2011
US / Europe Fill Rate
94.0%
94.5%
95.0%
95.5%
96.0%
28,000 additional order lines filled
Reduced Inventory by $35 Million While Improving Fill Rates

Global Supply Chain
Elevate Product Portfolio Management
• 2007-8 Product and SKU
Consolidation- complete
- 20,000 duplicate products
eliminated
• 2007-9 Decoupling- ongoing
- Closer to source and/or
customer
• 2008-9 Slow Seller
Management- ongoing
- Reduced SKU offering and
centralized
• 2009-12 Product Optimization
- Large but complex opportunity
- Reduce duplication
- Increase cash flow & cost savings
Product Optimization Expected to Reduce Supply Chain Complexity
Phase 1 Phase 2
Product Consolidation
goal = 13,000
334
2023
3803
5494
7363
10043
14582
19312
0
5,000
10,000
15,000
20,000
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
# complete cumulative

Global Supply Chain
Elevate Centers of Excellence
• Specialized manufacturing, packaging and QC locations
• Regional centers, minimize freight
• Procure and package closer to customer
• Improve cycle time
• Eliminate redundancy
Right Place and Right Time

Global Supply Chain
Innovate Customer Solutions
• Custom packaging/product
configuration
• Customized testing
• Customer inventory
management
• Chemical procurement
services
• Specialized shipments
Moving Up the Value Chain

105 Global Supply Chain Savings and EPS Benefits 2009 2010 2011 2012 Expected Savings $15-20 $20-$25 $25-$35 $35-$45 ($millions, pretax) EPS Benefit >$.08-$.11 $.11-$.14 $.14-$.19 $.19-$.24

Sigma-Aldrich Corporation Creating Differentiation Through Innovation Carl Turza, Chief Information Officer

E-Commerce – Strong Growth
• $550M eSales 2007
• $650M eSales 2008
• System-to-system (B2B)
sales represent 34% of
e-Sales
• More new B2B connections:
2008: +69%
• New Websphere platform
and Sterling Commerce
adaptors = faster B2B
implementations
E-Commerce: Expect 50% of Research Sales by 2012
= % Research Sales WW
= Sales amount
eCommerce Sales
$0
$200
$400
$600
$800
$1,000
$1,200
0%
10%
20%
30%
40%
50%

108 E-Commerce – Key Messages • Drive dynamic publishing • Enhance customer experience • Redefine search Further Enable Web Strategies

Why Dynamic Publishing is Important
Growing Content Complexity
~130,000
Active products
~810,000
Product attributes
80
Different catalogs
~130,000
Unique print catalog pages
generated in 2008
~350,000
Unique web catalog pages
generated weekly
New Technology Solutions
• New Web Content Management
System
• New Multi-Language Search
Architecture
• New Web-based Platform for B2B
Catalogs
• New Solutions for Configurable
Products
Continuous Transition From Print Catalogs to Electronic Media

110 Enhancing the Customer Experience • Enable “mass customization” • Website improvements • Improve message/marketing relevancy Remain a True Partner with Our Customers

111 Website Improvements •Uniform Layout •Clean, Contemporary Design •Localized Merchandising •Simple, One-Box Search •Multi-Language Support •Enable Content Discovery Make Navigation Intuitive

Marketing Relevancy Equals Growth
Unifying
Efforts
Across the
Company
23M Page Views/Month In ‘08, Up 12.5%
New B2B Connections Up 69% in ‘08
29M Visits ’08, Up 26%
Online Sales $650M, Up 18%
in ‘08
Repeat Visits To Our Site Up 17% in ‘08
Attraction
Interaction
Conversion
Retention
Cultivation
Websites
Blogs/Forums
Search Engines
B2B
Global
Salesforce
Catalogs
Email/
Newsletters
Marketing
Campaigns
Web/PC Tools
Unified Messages to Drive Revenue
EDI

113 Procurement Official Researcher Personal Driven Search Experience Context Focused Search Tools

114 Redefining Search • It’s search • It’s specify • It’s discover …within a unified experience Engage Researchers During The Experimental Design Stage

115 Discover Context Around Products Your Favorite Gene Analytical Applications New Contextual Search Capabilities Chemical Reactions

Sigma-Aldrich Corporation Creating Differentiation Through Innovation Karen Miller, Vice President, Strategy and Corporate Development

117 Building a Capability for Breakthrough Innovation Sigma-Aldrich Corporation New Ventures Group Develop Innovative Solutions that Meet Changing Needs

Competitive Differentiation Through Innovation
Customer
Value
Creation
• Sigma-Aldrich innovation
requires creation of the
capability to identify,
evaluate and bring new
business ventures to
market
• While difficult times lie
ahead, this is the right
time to invest in
differentiation through
innovation
Accelerating Customers’ Success Through Innovation

How Will We Do This?
New Ventures Group
• Objective of New Ventures Group
- Build new businesses, from ideas to commercialization
- Leverage core competencies
- Meet the needs of new and rapidly developing markets
- Foster innovation across business units and sites
• Guiding principles for new business ventures
- Create competitive differentiation by providing entry to adjacent or emerging markets
- Create competitive differentiation by developing disruptive market offers
- Offer potential to be commercialized within three to five years of identification
- Have potential to exceed $100 million in incremental revenues per initiative
New Ventures Group is Not a Venture Capital Fund

How Will The New Ventures Group Be Structured?
• Collect ideas from customers,
suppliers, employees and
partners
• Develop business solutions
that solve customer problems
• Small scale testing and learning
• Proof of concept
• Successive prototyping iterations
• Launch into appropriate
business unit
Idea
Collection
Problem
Definition
Solutions
Business
Plans
Incubation Launch
New Ventures Discovery New Ventures Incubation
Defining a New Growth Trajectory
Discovery is about an
open innovation model
Incubation is about
transforming business
solutions into business models

New Ventures Group
Activities in Process
• Building the team…
- …all with advanced degrees (PhD’s, MS, MBA’s)
- …experienced business people with strong technical skills
• Building a collaborator network…
- …leveraging best practices from industry and academia
- …developing a network of external contacts
• Building and testing a discovery process…
- …idea capture and selection
- …translation of ideas into business solutions to meet the future needs of our customers
Expect a Modest Contribution to Sales in 2009

New Ventures Group
Activities in Process
• Incubating two business ideas…
- …leveraging product configuration with operational excellence to meet customer need for speed and sustainability
- …leveraging sourcing with new e-commerce capabilities to meet customer need for broad selection and ease-of-ordering
Leveraging Scientific and Operational Capabilities for New Business Offerings

Sigma-Aldrich Corporation Creating Differentiation Through Innovation Summary

Sigma-Aldrich Outlook
• Short-term
- Deliver sales and profits
- Focus on long-term growth
and return
• Long-term
- Double-digit sales growth
- Improved margins
- ROE >20%
Accelerating Innovative Leadership in
Life Science, High Technology and Service

Sigma-Aldrich – An Attractive Investment
• Our opportunities
- Markets large and growing
- Global reach and resources
- Unrivalled scientific knowledge
- World class distribution and logistics
- Specialized manufacturing capabilities
- Ability to offer customized services
- New technologies
- Financial strength
- Committed people
Strategically Positioned for Sustainable Growth

Sigma-Aldrich Corporation Creating Differentiation Through Innovation Questions? Questions? To ask a question, call the conference telephone number. Toll free: 877-660-8922 • Access Code: 4999095